Graphics file located here: O:\IBD_Regional_Documents_Repository_AM_Groups\Pres Tech Graphics\Custom templates\C49E\CVR Rentech Note: Cover slide is a jpg requested by the banker. 0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink CVR Partners, LP Investor Presentation May 2016

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 1 The following presentation contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. The assumptions and estimates underlying forward-looking statements are inherently uncertain and, although considered reasonable as of the date of preparation by the management team of our general partner, are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective information. Accordingly, there can be no assurance that we will achieve the future results we expect or that actual results will not differ materially from expectations. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under “Risk Factors” in CVR Partners, LP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Partners, LP makes with the Securities and Exchange Commission. CVR Partners, LP assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Safe Harbor Statement

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 2  CVR Partners, LP (NYSE: UAN) is a leading North American producer and distributor of nitrogen fertilizer products − Delivered ~1.5MM tons of nitrogen products in 2015 (pro forma for East Dubuque acquisition)(1) − Structured as a publicly-traded master limited partnership (variable distributions) • General Partner does not receive Incentive Distribution Rights (IDRs)  Attractive long-term industry fundamentals  Recent acquisition of East Dubuque Nitrogen Partners, L.P. (1) − Creates a strong business enterprise with two plants and a diversified earnings base ‒ Provides enhanced flexibility and reduced operating risk ‒ Expands position into additional attractive markets – from Southern Plains to Mid Corn Belt ‒ Increases scale, profitability and free cash flow profile  Experienced management team  Opportunities for growth Key Investment Highlights (1) On April 1, 2016, CVR Partners acquired Rentech Nitrogen Partners, L.P. (previously NYSE:RNF). The transaction excluded RNF’s facility in Pasadena, Texas (was divested prior to closing on the acquisition of RNF). TBU for final structure

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 3 Solid Historical Fertilizer Demand Growth 0 2 4 6 8 0 50 100 150 200 Nitrogen Phosphate Potash Population (Mid-Year) Billions of Metric Tonnes Population in Billions Source: International Fertilizer Industry Association; U.S. Bureau of the Census (International Data Base) and USDA.  Global fertilizer demand has historically increased in-line with population and income growth  Nitrogen represents ~61% of global fertilizer consumption − Must be applied annually − Most important determinant of plant growth and crop yield Corn production consumes largest amount of fertilizer followed by wheat Global Fertilizer Consumption Note: Nutrient Tons; Fertilizer Years. Global Arable Land per Capita 0.18 0.20 0.22 0.24 0.26 H e c ta re s pe r P e rs o n

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 4 Solid Base of Corn Demand in the U.S. Source: USDA Economic Research Service and USDA WASDE. (1) Based on most recent five year average.  Corn has variety of uses and application, including feed grains, ethanol for fuel and food, seed and industrial (FSI)  Feed grains − ~96% of domestic feed grains are supplied by corn − Consumes ~38% of annual corn crop(1)  Ethanol − Consumes ~39% of annual corn crop(1)  Corn production driven more by more yield than acres planted Domestic Corn Planted Acres and Yield per Acre 0 20 40 60 80 100 120 140 160 180 0 20 40 60 80 100 120 Planted acres Yield per acre Million planted acres Bushels per harvested acre U.S. Domestic Corn Use 0 2 4 6 8 10 12 14 Feed / Residual Use Ethanol FSI (Bushels in billions)

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 80 90 100 110 120 130 M il li o n T onne s 5 Nitrogen Demand Will Continue to Grow  Global nitrogen consumption is projected to increase by 33% between 2005 and 2025 driven by: − Population growth − Decrease in farmland per capita − Bio-fuel consumption − Continued evolution to more protein-based diets in developing countries  Nitrogen fertilizer is a relatively small component of farmers’ cost profile Global Nitrogen Consumption Source: Fertecon, Iowa State University Ag Extension and FAO. Annual per Capita Consumption of Meat P oun d s ( lbs ) 0 50 100 150 200 250 1965 1998 2030 Sample 2015 Corn Belt Variable Cost Budget Machinery 16.1% Seed 25.7% Nitrogen 20.6% Phosphate & Potash 11.0% Chemicals 18.2% Other 8.5%

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 6 New U.S. Nitrogen Production Displacing Imports -4,000 -2,000 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 22,000 Production Imports Exports Consumption  U.S. has historically been a large net importer of nitrogen  Supported by low natural gas prices in the U.S., new domestic capacity is coming online in 2016  Capacity additions will not fully meet domestic demand  After 2016, no large capacity expansions expected for many years in the U.S.  Expect further industry consolidation in the future U.S. Nitrogen Supply & Demand (0 0 0 ’s o f n it ro g e n s h o rt t o n s ) 2015 Fertilizer (Urea) Import Data 881 7,004 251 204 Canada United States Trinidad & Tobago Venezuela 491 Russia 943 China 143 510 490 309 702 UAE Bahrain Oman Saudi Arabia Indonesia 1192 Qatar 374 117 Kuwait = Major Exporters = Total Imports Algeria Source: Blue Johnson and Associates, Inc., CRU, GTIS

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink Summer 7 Recent Nitrogen Fertilizer Market Conditions Summer 2015 – Present  NOLA UAN Fill price of $210/ton in July  Corn prices ranged from $3.50-$4.00/bu, which caused concern about 2016 planted acreage  Three record corn harvests from 2013-2015 − Corn inventories higher than historical averages  Nitrogen application in the Fall was approximately 50% lower than normal due to poor weather − Resulted in higher than normal inventories across the whole supply chain  Commodity prices and currencies weakened in Q4 2015, making it more attractive for foreign producers to ship product to the U.S.  Exports to the U.S. continued during the seasonally weak demand period (Dec-Jan)  Farmers slowed purchasing and prices declined to about $160/ton for NOLA UAN in January, although very few tons traded at that price level  In February it became clear that the Fall nitrogen application shortfall would be made up in the Spring  The USDA announced in late March that it expected corn planting acreage to be ~94MM in 2016, up from the predicted 88MM in 2015  Spring application started about three weeks earlier than normal, causing an accelerated need for fertilizer − Application period expected to be longer than normal, which allowed for strong ammonia application − Domestically produced tons are in greater demand due to logistical constraints  NOLA UAN prices recovered to approximately $200/ton  UAN pricing for second half (fill season) of 2016 to be determined in June/July − Driven by planting and harvest levels in U.S., as well as global supply and demand expectations 2 0 1 6 Fall Winter Spring 2 0 1 5

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 8 Strategic Rationale for East Dubuque Acquisition A leading North American nitrogen fertilizer producer • ~1.5MM delivered tons of nitrogen products per year Diversification reduces risk • Asset diversification − Eliminates single facility risk for both partnerships • Geographic diversification • Feedstock diversification − Natural gas and pet coke Both sets of unitholders participate in value creation • Accretive to UAN’s expected distributions per unit • Attractive valuation for RNF unitholders • RNF unitholders to retain value of Pasadena Value creation from estimated annual run-rate synergies of at least $12MM • Straightforward integration − Combine two standalone facilities • Reduction of public company costs Strategic platform for growth, as the industry consolidates • Attractive market position • Strong combined balance sheet • Increased capital markets liquidity

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink  Well-positioned to capitalize on favorable North American nitrogen industry fundamentals  Combination eliminates single facility dependency and risk 9 Enhanced Flexibility and Reduced Operational Risk Highlights  Located in Kansas, adjacent to CVR Refining’s facility  Uses unique petroleum coke gasification process, also known as clean coke technology with CO2 captured  Located in heart of Mid Corn Belt  Premium pricing due to advantageous location  Relatively low cost North America natural gas as feedstock 2015 Revenue Mix Key Markets  Southern Plains  Mid Corn Belt (within 200 miles of the facility) Feedstock  Petroleum coke  Natural gas Coffeyville, Kansas Facility East Dubuque, Illinois Facility Acreage  60 acres  210 acres (140 feet above the Mississippi River) Shipping  Primarily rail with some truck  Primarily at plant gate to customers' trucks  Barge and rail access Ammonia 5.8% UAN 80.2% Freight 9.4% Hydrogen 4.1% Other 0.5% Ammonia 49.7% UAN 34.9% Granular urea 5.0% Liquid urea / DEF 7.1% Nitric acid 1.6% CO2 1.2% Other 0.5%

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink East Dubuque Facility Market Area Company-Owned Nitrogen Fertilizer Facilities Company-Partnered Nitrogen Fertilizer Facility Coffeyville Facility, Kansas  Strategic location in the Southern Plains  Located on Union Pacific mainline  Transportation cost advantage to Southern Plains vs. U.S. Gulf Coast East Dubuque Facility, Illinois  Entire market within a 200-mile radius  In the center of the Mid Corn Belt – the largest nitrogen market and top corn producing region  Transportation cost savings compared to product shipped into region Combined  Storage at facilities allow for better timing of product pick-up / application by customers versus competitors located outside of the region  Region relies on imports from other parts of the U.S. to meet demand  Strong market for ammonia and UAN 10 Attractive Market Position Attractive Location for Nitrogen Fertilizer Plants  Large geographic footprint serving the Southern Plains and Mid Corn Belt markets  Product prices higher due to advantaged cost of freight  Competitive advantage due to storage capabilities at the facilities and offsite locations  Recent addition of marketing agreement with Pryor, OK for the facility’s UAN production Coffeyville, KS Pryor, OK East Dubuque, IL

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 11  Combined entity benefits from strong and stable free cash flow generation − Adjusted Pro Forma (PF) EBITDA margins averaged ~48% from 2012 to 2015 − Maintenance capital expenditures averaged ~$16 million annually, or ~3% of net sales, from 2012 to 2015  As a result, the majority of PF EBITDA is converted into free cash flow − Free cash flow conversion averaged ~93% of Adjusted EBITDA from 2012 to 2015 − Cumulative free cash flow generation of $900 million over the same period Historical PF Adjusted EBITDA(1) and Margin Historical PF Free Cash Flow Generation(2) $148 $153 $110 $107 $132 $84 $78 $103 $12 $12 $12 $12 55.5% 49.6% 40.5% 45.1% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% $0 $100 $200 $300 $400 $500 2012 2013 2014 2015 UAN Adj. EBITDA RNF Adj. EBITDA Synergies PF Margin ($ in millions) $292 $249 $200 $221 $277 $236 $186 $201 94.7% 94.9% 93.0% 90.9% 0.0% 25.0% 50.0% 75.0% 100.0% $0 $50 $100 $150 $200 $250 $300 $350 2012 2013 2014 2015 PF Free Cash Flow % Conversion ($ in millions) Historical PF Maintenance Capital Expenditures $8 $4 $5 $10 $8 $9 $9 $11 3.0% 2.6% 2.8% 4.1% 0.0% 1.0% 2.0% 3.0% 4.0% $0 2012 2013 2014 2015 UAN Maintenance Capex RNF Maintenance Capex PF Margin ($ in millions) $16 $13 $14 $20 (1) PF Adjusted EBITDA excludes contribution from Pasadena facility and includes $12mm of synergies. (2) Free cash flow defined as PF Adjusted EBITDA less maintenance capital expenditures (excludes Pasadena facility impacts). Increased Scale, Profitability and Free Cash Flow Profile

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink  Plant construction completed in 2000 − UAN expansion completed in 2013  Only plant in North America that uses petroleum coke as feedstock  Includes: ‒ 1,300 ton-per-day ammonia unit ‒ 3,000 ton-per-day UAN unit ‒ Gasifier complex with capacity of 89 million standard cubic feet per day of hydrogen 12 Coffeyville, Kansas Facility Capital Spending On-Stream Factors(1) 89% 99% 93% 96% 97% 90%88% 98% 91% 94% 93% 88% 81% 96% 86% 92% 92% 87% 2010 2011 2012 2013 2014 2015 Gasification Ammonia UAN 1) On-stream factor is the total number of hours operated divided by the total number of hours in the reporting period and is included as a measure of operating efficiency. Rates include the impact of downtime associated with major turnarounds, third party outages and other extended outages. $8.9 $6.2 $7.7 $3.5 $4.7 $9.6 $1.2 $12.9 $74.5 $40.3 $16.4 $7.4 $10.1 $19.1 $82.2 $43.8 $21.1 $17.0 $0 $20 $40 $60 $80 $100 2010 2011 2012 2013 2014 2015 Maintenance Profit and growth ($ in millions)  2011-2013: Substantial majority of profit and growth spending related to UAN plant expansion project

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 92% 92% 95% 84% 96% 97% 93% 93% 95% 84% 95% 98% 2010 2011 2012 2013 2014 2015 Ammonia UAN  Primarily produces ammonia and UAN using natural gas as primary feedstock  Located in center of Mid Corn Belt – the largest nitrogen market and top corn producing region in the U.S.  Undergoing an ammonia synthesis converter replacement project that is expected to result in increased reliability, production and plant efficiency 13 East Dubuque, Illinois Facility Capital Spending On-stream Factors(1) (1) As reported in RNF’s SEC filings, on-stream factor equals the total days the applicable plant operated in any given period, divided by the total days in that period. Rates include the impact of downtime associated with major turnarounds, third party outages and other extended outages. Compressor repair and converter fire $7.9 $9.3 $9.4 $10.8 $52.4 $50.5 $14.4 $17.6 $60.3 $59.8 $23.8 $28.4 $0 $20 $40 $60 $80 2012 2013 2014 2015 Maintenance Profit and growth ($ in millions)  2012-2013: Substantial majority of profit and growth spending related to ammonia production and storage capacity expansion projects

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 14 Experienced Management Team Mark A. Pytosh: CEO & President – 30 years Susan M. Ball: CFO & Treasurer – 32 years William (Bill) White: EVP Marketing & Operations – 39 years Neal E. Barkley: VP Operations – 35 years Matthias (Matt) O. Green: VP Marketing – 32 years John R. Walter: SVP, General Counsel & Secretary – 14 years

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 15 Solid Financial Profile Source: CVR Partners’ Form 8-K/A filed with the SEC on April 29, 2016. Cash and Cash Equivalents 44.5$ Working Capital 83.0$ Total Assets 1,341.2$ Total Debt 569.1$ Total Partners' Capital 708.6$ Net Sales 490.5$ EBITDA 200.3$ (1) Operating Income 145.4$ Net Income 101.7$ EPU - Diluted 0.90$ Weighted Average Diluted Units Outstanding 113.2 Total Net Debt / EBITDA 2.6 x Total Net Debt / Capitalization (Book) 41.1% (1) Reconciliation of Net Income to EBITDA (in millions): Net Income 101.7$ Interest expense and other financing costs, net 43.7 Depreciation and amortization 54.9 EBITDA 200.3$ As of December 31, 2015 Unaudited Pro Forma Selected Income Statement Data For the Year Ended December, 31, 2015 Selected Credit Metrics Unaudited Pro Forma Selected Balance Sheet Data (in millions, except per unit data) (in millions)

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 16 CVR Partners’ 2016 Q1 Results 2016 Q1 2015 Q1 UAN Product Price Per Ton at Gate(1)(2) $209 $263 Ammonia Product Price Per Ton at Gate(1)(2) $367 $553 Net Sales(1) $73.1 $93.1 EBITDA(1)(5) $26.7 $38.3 Adjusted EBITDA(1)(5) $27.9 $38.4 Available Cash for Distribution(3) $30.6 $32.6 Distribution Declared Per Unit(4) $0.27 $0.45 Common Units Outstanding(4) 113.3 73.1 In millions, except product price at gate per ton and per unit data (1) Coffeyville results only. Does not include financial results for East Dubuque as merger closed on April 1, 2016. (2) Product pricing at gate represents net sales less freight revenue divided by product sales volumes in tons and is shown in order to provide a pricing measure that is comparable across the fertilizer industry. (3) Q1 2016 available cash for distribution includes $6.3MM associated with East Dubuque 2016 first quarter. (4) Q1 2016 distribution declared per unit is based on post-merger 113.3MM common unts outstanding. (5) Reconciliation of Net Incom t EBITDA and Adjusted EBITDA (in millions): 2016 2015 Net Income 18.0$ 29.8$ Interest expense and other financing costs, net 1.7 1.7 Depreciation and amortization 7.0 6.8 EBITDA 26.7$ 38.3$ Share-based compensation, non-cash - 0.1 Expenses associated with the East Dubuque mergers 1.2 - Adjusted EBITDA 27.9$ 38.4$ Three Months Ended March 31,

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 17 Key Investment Highlights  Leading North American producer and distributor of nitrogen fertilizer products  Attractive long-term industry fundamentals  Benefitting from recent acquisition of Rentech Nitrogen Partners, L.P.  Experienced management team  Opportunities for growth

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink Appendix

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 19 Activities & Transactions January-March April-June July-September October-December Season Dealer/Distributor Fill Orders & Wheat Topdress Spring Planting Dealer/Distributor Fill Orders Dealer/Distributor Fill Orders & Fall Planting Crop No Planting Corn Planting Wheat Planting (Southern Territories) Wheat Planting Nitrogen Need Fill Orders & Topdress Topdress & Sidedress Fill Orders Fill Orders & Topdress Pricing & Shipments Prompt Pricing & Shipments Forward Pricing for Prepay Orders for Q2 Delivery Delivery of Prior Year Prepay Orders Prompt Pricing & Shipments Delivery of Prior Year & Q1 Prepay Orders Prompt Pricing & Shipments Forward Pricing for Fill Orders for Q4 Delivery Prompt Pricing & Shipments Forward Pricing for Prepay Orders for Next Year Q1 & Q2 Delivery Delivery of Q3 Fill Orders

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink $33 $30 $28 $25 2012 2013 2014 2015 Pet coke 92.6% 95.6% 96.8% 90.2% 91.1% 94.4% 92.6% 87.5% 86.4% 91.9% 92.0% 87.3% 2012 2013 2014 2015 Gasification Ammonia UAN $613 $643 $518 $521 $303 $282 $259 $247 2012 2013 2014 2015 Ammonia UAN 20 On-Stream Factors Pet Coke Cost per Ton Product Pricing at Gate Production Volume Key Operating Statistics – Coffeyville 390 402 389 385 644 931 964 929 2012 2013 2014 2015 Ammonia UAN (thousand tons) ($ / ton) ($ / ton)

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink $3.59 $4.16 $5.00 $3.74 2012 2013 2014 2015 Natural gas $669 $650 $549 $538 $326 $295 $280 $255 2012 2013 2014 2015 Ammonia UAN 21 On-Stream Factors Natural Gas Cost Realized Pricing Production Volume Key Operating Statistics – East Dubuque 293 244 324 340 301 262 269 279 2012 2013 2014 2015 Ammonia UAN (thousand tons) ($ / ton) ($ / MMBtu) 95.4% 83.6% 95.6% 98.4% 95.1% 84.1% 95.3% 97.0% 2012 2013 2014 2015 Ammonia UAN

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 22 CVR Partners – Reconciliation of Consolidated Net Income to Adjusted EBITDA and Free Cash Flow (1) Free cash flow defined as Adjusted EBITDA less maintenance capital expenditures. FY ended December 31, ($ in millions) 2012 2013 2014 2015 Net income $112.2 $118.6 $76.1 $62.0 (+) Interest expense and other financing costs, net 3.6 6.3 6.7 7.0 (+) Depreciation and amortization 20.7 25.6 27.3 28.4 (+) Income tax expense 0.1 0.1 – – EBITDA $136.6 $150.6 $110.1 $97.4 (+) Major scheduled turnaround expense 4.8 – - 7.0 (+) Share-based compensation, non-cash 6.8 2.2 0.2 0.1 (+) Expenses associated with the merger - - - 2.3 Adjusted EBITDA $148.2 $152.8 $110.3 $106.8 (–) Maintenance capital expenditures (7.7) (3.5) (4.7) (9.6) Free Cash Flow (1) $140.5 $149.3 $105.6 $97.2

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 23 Rentech Nitrogen Partners – Reconciliation of Consolidated Net Income to Adjusted EBITDA and Free Cash Flow Note: Excludes contribution from Pasadena facility. (1) Free cash flow defined as Adjusted EBITDA less maintenance capital expenditures. ($ in millions) 2012 2013 2014 2015 Net Income 109.7$ 52.4$ 46.9$ 57.8$ (+) Interest expense and other financing costs, net 1.5 14.1 19.1 21.7 (+) Depreciation and amortization 11.5 9.2 15.9 18.2 (+) Income tax expense (benefit) 0.3 (0.2) - - EBITDA 123.0$ 75.5$ 81.9$ 97.7$ (+) Loss on debt extinguishment 2.1 6.0 0.6 - (-) Agrifos settlement - - (5.6) - (-) Earn out adjustment - (4.9) - - (+) Share-based compensation, non-cash 2.8 1.5 1.3 1.1 (+) Major scheduled turnaround expense - 5.8 - - (+) Expenses associated with the merger - - - 3.7 (+) Acquisition costs 4.1 - - - Adjusted EBITDA 132.0$ 83.9$ 78.2$ 102.5$ (-) Maintenance capital expenditures (7.9) (9.3) (9.4) (10.6) Free Cash Flow (1) 124.1$ 74.6$ 68.8$ 91.9$ FY ended December 31,